Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated February 28, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures

                  SMITH BARNEY DIVERSIFIED FUTURES FUND L.P. II

     Supplement dated February 28, 1997 to the Prospectus dated May 31, 1996

                This document is not valid after April 30 , 1997.




















                                Smith Barney Inc.

           SMITH BARNEY DIVERSIFIED FUTURES FUND L.P. II

  Supplement dated February 28, 1997 to the Prospectus dated May 31, 1996

This Supplement amends and updates the Prospectus dated May 31, 1996 (the "Prospectus") for Smith Barney Diversified Futures Fund L.P. II (the "Partnership") and should be read in conjunction therewith. This Supplement incorporates changes made in previous supplements dated October 7, 1996 and January 27, 1997. Headings herein correspond to headings in the Prospectus; page numbers in parentheses refer to the pages in the Prospectus.

                               THE GENERAL PARTNER

Performance of the Partnership (page 30)

   January 17, 1996 (Commencement of Trading Operations) to December 31, 1996

-------------------------------------------------------------------------------

Percentage rate of return (computed on a compounded monthly basis)      1996
-------------------------------------------------------------------------------
January (partial month)                                                 1.53%
February                                                               (8.57)
March                                                                   1.66
April                                                                   4.41
May                                                                    (6.76)
June                                                                    4.67
July                                                                   (3.79)
August                                                                  0.85
September                                                               6.07
October                                                                 8.26
November                                                                5.86
December                                                               (0.80)

Annual (or Period) Rate of Return                                      12.51%

-------------------------------------------------------------------------------
Inception of Trading:                          January 17, 1996


Aggregate Subscriptions:                    $50,209,000   (12/96)
Current Net Asset Value:                    $55,298,004   (12/96)
Worst Monthly Percentage Draw-Down:           8.57%       (2/96)
Worst Peak-to-Valley Draw-Down:               9.51%      (2/96-5/96)
-------------------------------------------------------------------------------
Notes to this table appear at page 9.

 PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS
-------------------------------------------------------------------------------


           During the period from January 17, 1996 through December 31, 1996, the Partnership had realized and unrealized trading gains of $11,039,086 before deduction of commissions and other expenses. $2,169,468 in brokerage commissions and $2,477,652 in management fees, incentive fees, and other expenses were deducted from trading gains during this period.

           The amount of interest income earned by the Partnership depends on the average daily equity in the Partnership account and upon interest rates over which the Partnership nor the broker has control. During the period from January 17, 1996 through December 31, 1996 the Partnership earned $1,190,687 in interest.

          As of December 31, 1996, the Partnership's assets were allocated among the Advisors in the following approximate percentages: John W. Henry & Company,
Inc.: 38%; Chesapeake Capital Corporation: 30%; and Millburn: 32%.

           Updated performance of other pools operated by the General Partner appears below.

FEES AND EXPENSES TO THE PARTNERSHIP

Advisors (page 19) With respect to John W. Henry & Company,  Inc.  ("JWH") only:
In the event of a redemption, reallocation, distribution or the termination of the Management Agreement as of any date which is not a calendar quarter-end or month-end, as the case may be, the quarterly incentive fee shall be computed and paid as if such date were the quarter-end and the monthly management fee shall be prorated to the effective date of termination.

Break Even Analysis (page 21)

           The following table is a summary of fees and expenses expressed both as a dollar amount and as a percentage of a $1,000 investment in the Partnership. See "Fees and Expenses to the Partnership". The break-even point per Unit (that is, the trading profit the Partnership must realize during the first year of a limited partner's investment so that such investment at the end of the year is equal to its value at the beginning of the year), assuming a limited partner purchases Units at $1,000 each as of the beginning of the year and redeems its Units at the end of the first year of its investment, is 6.23% or $62.29 per Unit (assuming the estimated Partnership size is $70,000,000) or 6.19%, or $61.94 per Unit (assuming the estimated partnership size is $100,000,000).

Estimated Partnership Size:                   $70,000,000  $100,000,000
                                              -----------  ------------

Selling Price per Unit (1)                    $  1,000.00  $   1,000.00
                                              -----------  ------------
Interest Income Credit (2)                    $    (37.60) $     (37.60)
Brokerage Fees (3)                            $     72.01  $      72.01
Trading Advisor's Management Fee (4)          $     25.78  $      25.77
Other Operating Expenses (5)                  $      2.10  $       1.75
                                              -----------  ------------

Amount of Trading  Income  Required for the
Partnership's  Net Asset  Value per Unit at
the End of One  Year to Equal  the  Selling
Price per Unit                                $     62.29  $      61.94
                                              -----------  ------------
Percentage  of  Initial  Selling  Price per
Unit                                                6.23%         6.19%
                                              -----------  ------------

Explanatory Notes

(1) Investors will purchase Units at the prevailing Net Asset Value per Unit. Approximately 51,165 Units (including 498 General Partner Units) were sold as of December 31, 1996. The Net Asset Value per Unit as of December 31, 1996 was $1,125.06.

(2) The Partnership earns interest income on 80% of the average daily equity maintained in cash in the Partnership's accounts at a rate equal to the average yield on the 30 day U.S. Treasury bills issued during each month. For purposes of this analysis, the interest rate used was estimated at 3.76% of the Partnership's Net Asset Value (assuming an estimated annual interest rate of 4.7%).

(3) Brokerage fees were estimated at 6.94% (6% for brokerage fees and 0.94% for other trading related expenses) of Net Asset Value. Based on an estimate of the number of transactions generated by the Advisors in customer accounts in 1996, the fee that the Partnership pays is estimated to equal $52.00 per round turn transaction,of which $45.00 is brokerage commissions and $7.00 is other trading-related fees.

(4) The Partnership's Advisors are paid management fees ranging from 2% to 4%. A blended rate of 2.67% of Net Assets was used for purposes of this analysis.

(5) Other operating expenses include periodic legal, accounting, filing, reporting fees and expenses of the Continuous Offering. These expenses are expected to amount to $150,000 or $175,000 assuming either 70,000 or 100,000 Units offered hereby are sold, respectively. Assuming 70,000 Units are sold this estimate consists of (i) legal expenses of $50,000, (ii) accounting expenses of $50,000 and (iii) other expenses (such as filing and reporting fees) of $50,000. Assuming 100,000 Units are sold this estimate is comprised of (i) legal expenses of $50,000, (ii) accounting expenses of $50,000 and
    (iii) other expenses (such as filing and reporting fees) of $75,000.

    The Advisors will also receive an incentive fee of 20%, or 15% in the case of JWH. These amounts have not been included in the table above because they are calculated based on Trading Profits after deducting all of the Partnership's expenses.

    Initial organizational and offering expenses have been paid in full.

                              CONFLICTS OF INTEREST

Control of Other Accounts by the Advisors.  (page 25)

          In addition, John W. Henry & Company, Inc. acts as advisor to Smith Barney Principal Plus Futures Fund L.P. II. Shearson Lehman Futures 1000 Plus L.P. has terminated trading.

           One of the pools traded by Chesapeake Capital Corporation, ERISA Futures Fund, L.P. changed its name to Smith Barney Global Markets Futures Fund on July 1, 1996.

          Millburn Ridgefield Corporation acts as advisor to SB/Michigan Futures Fund L.P. and Smith Barney Great Lakes Futures Fund L.P.

                                GENERAL PARTNER

Other Pools Operated by the General Partner (page 31)

           The General Partner offers other pools whose performance may differ from the Partnership's. Differences are due to combinations of different trading advisors (and programs traded) as well as different partnership or organizational structures. Tables 1, 2 and 3 below set forth the performance of the other pools which have been operated by the General Partner during the past five years. Table 1 sets forth the performance of commodity pools currently operated by the General Partner for the period January 1992 through December 1996. Table 2 sets forth the performance of commodity pools which were previously operated by the General Partner for the period January 1992 through December 1996 and which have ceased trading operations as of the date of this Supplement. Table 3 sets forth the performance of commodity pools previously operated by the General Partner for the period January 1992 through December 1996 for which the General Partner no longer acts as the pool operator as of the date of this Supplement.

           Each of the funds has as its purpose to profit by speculation in commodity interests. As of December 31, 1996, each fund operated by the General Partner had a net asset value in excess of its initial offering amount.

                                     TABLE 1
                  CAPSULE PERFORMANCE OF OTHER POOLS CURRENTLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996

====================================================================================================================================
                                                                                           Worst Monthly
                                                                                           Percent Draw      Worst Peak-to-Valley
                                                                                  Current      Down               Draw Down
                                                           Inception   Aggregate   Total  ---------------- -------------------------
                                                   Type of     of    Subscriptions  NAV   Percent          Percent
                    Name of Pool                     Pool   Trading     $(000)     $(000)   (%)    Date     (%)    Time Period
------------------------------------------------------------------------------------------================ =========================
Shearson Select Advisors Futures Fund                 A      Jul-87     50,507      6,140  13.69  Jan-92    30.07  Jan-92 to May-92
Hutton Investors Futures Fund II                      A      Jul-87     30,304     19,153  15.16  Jan-92    27.03  Jan-92 to May-92
Shearson Hutton Performance Partners                  A      Jun-89     16,541      2,372   8.02  Jul-94    24.12  Aug-93 to Jan-95
Sheason Mid West Futures Fund                         1      Dec-91     60,804     62,075  11.24  Apr-92    26.53  Dec-91 to May-92
Smith Barney International Advisors Currency Fund     A      Mar-92     32,312      3,359   7.08  Nov-93    24.08* Oct-92 to Feb-96
------------------------------------------------------------------------------------------------------------------------------------
F-1000 Futures Fund  Series VIII                     2,A     Aug-92     36,000     15,926   3.84  Feb-96    12.23  Sep-93 to Oct-94
F-1000 Futures Fund  Series IX                       2,A     Mar-93     24,005      7,757   4.26  Feb-96     8.41  Jun-95 to Oct-95
Smith Barney Global Markets Futures Fund             1,A     Aug-93     19,866      9,784   5.80  Dec-96    10.10  Aug-93 to Jan-95
(formerly Erisa Futures Fund)
Smith Barney Diversified Futures Fund                 A      Jan-94    256,395    171,587   8.12  Feb-96    14.50  Jun-95 to Oct-95
F-1000 Futures Fund Michigan Series I               1,2,A    May-94     10,697     12,599   5.86  Feb-96     8.80  Jun-95 to Oct-95
------------------------------------------------------------------------------------------------------------------------------------
Smith Barney Mid West Futures Fund II                 1      Sep-94     63,334     68,452   6.19  Feb-96    12.35  Nov-94 to Jan-95
F-1000 Futures Fund Michigan Series II              1,2,A    Jun-95     20,490     22,942   5.08  Feb-96     7.27  Feb-96 to May-96
Smith Barney Tidewater Futures Fund                   1      Jul-95     13,001     11,769   7.86  Jul-96    10.63  Jul-95 to Oct-95
Smith Barney Principal Plus Futures Fund             2,A     Nov-95     37,507     38,254   5.94  Feb-96     8.85  Feb-96 to Aug-96
Smith Barney Diversified Futures Fund II              A      Jan-96     50,209     55,298   8.57  Feb-96     9.51  Feb-96 to May-96
------------------------------------------------------------------------------------------------------------------------------------
SB/Michigan Futures Fund                             1,A     Jul-96      5,052      5,991   2.61  Jul-96     2.61  Jul-96 to Jul-96
Smith Barney Principal Plus Futures Fund II          2,A     Aug-96     20,100     22,707   3.41  Aug-96     3.41  Aug-96 to Aug-96
Smith Barney Newport Futures Fund                     1      Dec-96      4,316      4,633    n/a   n/a        n/a     n/a to    n/a

====================================================================================================================================

                                     TABLE 1
                  CAPSULE PERFORMANCE OF OTHER POOLS CURRENTLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996

=======================================================================================================

                                                                  Percentage Rate of Return
                                                          (Computed on a Compounded Monthly Basis)
                                                   ----------------------------------------------------

                    Name of Pool                        1992       1993       1994      1995       1996
-------------------------------------------------------------------------------------------------------
Sheason Select Advisors Futures Fund                  (10.47)     20.62     (13.96)    26.91      21.57
Hutton Investors Futures Fund II                        1.28      29.40      (4.66)    41.78      29.11
Shearson Hutton Performance Partners                    1.23       4.38     (10.59)    18.04       2.42
Shearson Mid West Futures Fund                          4.91      39.88      (8.64)    36.24      26.76
Smith Barney International Advisors Currency Fund      16.93       0.95     (10.40)    (5.04)     22.68
-------------------------------------------------------------------------------------------------------
F-1000 Futures Fund  Series VIII                       (2.34)     18.93     (10.41)    12.69       3.96
F-1000 Futures Fund  Series IX                              -      3.91      (4.13)    12.89       3.51
Smith Barney Global Markets Futures Fund                    -     (0.59)     (7.19)    20.91      17.70
(formerly Erisa Futures Fund)
Smith Barney Diversified Futures Fund                       -          -     (3.29)    12.86      14.54
F-1000 Futures Fund Michigan Series I                       -          -      1.38     14.25       2.79
-------------------------------------------------------------------------------------------------------
Smith Barney Mid West Futures Fund II                       -          -     (7.54)    31.74      26.26
F-1000 Futures Fund Michigan Series II                      -          -          -     2.25       9.49
Smith Barney Tidewater Futures Fund                         -          -          -    (1.25)      7.83
Smith Barney Principal Plus Futures Fund                    -          -          -     5.75       4.37
Smith Barney Diversified Futures Fund II                    -          -          -         -     12.51
-------------------------------------------------------------------------------------------------------
SB/Michigan Futures Fund                                    -          -          -         -     18.58
Smith Barney Principal Plus Futures Fund II                 -          -          -         -     12.97
Smith Barney Newport Futures Fund                           -          -          -         -      7.34

=======================================================================================================

------------------------
Notes Follow Table 3


Type of Pool Legend
1-Privately Offered
2-Principal Protected
3-Multi-Advisor
A-More than one trading advisor but not a multi-advisor pool as that term is defined in Part 4 of the regulations of the CFTC.
================================================================================

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

   Additional Information for Pools Currently Operated by the General Partner
                             as of December 31, 1996

      Name of Pool                 Commencement   Number of   General  General
                                    of Trading  Participants  Partner  Partner
                                                               Units   Initial
                                                               Owned  Investment
Select Advisors Futures Fund......    Jul-87         685          34    $507,000
Hutton Investors Futures Fund II..    Jul-87         429          44    $314,000
SLH Performance Partners .........    Jun-89         282          24    $166,000
Futures Fund
SLB Mid-West Futures Fund ........    Dec-91         746         322    $ 25,000
Smith Barney
International Advisors............    Mar-92         181       8,000    $144,760
Currency Fund
F-1000 Futures Fund ..............    Aug-92         796         175    $384,000
Series VIII
F-1000 Futures Fund ..............    Mar-93         604         103    $249,000
Series IX
Smith Barney Global ..............    Aug-93         127         108    $ 75,000
Markets Futures Fund
Smith Barney Diversified .........    Jan-94       7,792       2,049    $781,000
Futures Fund
F-1000 Futures Fund ..............    May-94          26         110    $110,000
Michigan Series I
Smith Barney Mid-West ............    Sep-94         804         453    $ 97,000
Futures Fund II
F-1000 Futures Fund ..............    Jun-95           2         207    $207,000
Michigan Series II
Smith Barney Tidewater ...........    Jul-95         175         118    $ 52,000
Futures Fund
Smith Barney Principal ...........    Nov-95       1,759         376    $376,000
Plus Futures Fund
Smith Barney Diversified .........    Jan-96       2,299         498    $ 87,000
Futures Fund II
SB/Michigan Futures Fund .........    Jul-96           2          52    $ 52,000
Smith Barney Principal ...........    Aug-96       1,377         203    $203,000
Plus Futures Fund II
Smith Barney Newport .............    Dec-96          86          44    $ 44,000
Futures Fund


           IT SHOULD NOT BE ASSUMED THAT PARTICIPANTS IN THE PARTNERSHIP WILL EXPERIENCE RETURNS, IF ANY, COMPARABLE TO THOSE EXPERIENCED BY INVESTORS IN THE FUNDS. THE RESULTS SET FORTH IN THE FOLLOWING TABLES ARE NOT INDICATIVE OF, AND HAVE NO BEARING ON, ANY RESULTS THAT MAY BE OBTAINED BY THE PARTNERSHIP NOR ARE THE PAST RESULTS OF SUCH FUNDS A GUARANTEE OF THE FUTURE PERFORMANCE OF THE PARTNERSHIP. THIS IS DUE IN LARGE PART TO THE FACT THAT THE RESULTS CONTAINED IN THESE TABLES DERIVE TO AN EXTENT FROM THE UNCERTAIN NATURE AND FUNCTION OF COMMODITIES MARKETS AS WELL AS THE DIVERGENT TRADING STRATEGIES, POLICIES AND METHODS OF THE ADVISORS DIRECTING VARIOUS FUNDS.

                                     TABLE 2
                  CAPSULE PERFORMANCE OF OTHER POOLS PREVIOUSLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996
               AND WHICH HAVE CEASED TRADING OPERATIONS AS OF THE
                        DATE OF THIS DISCLOSURE DOCUMENT

===================================================================================================================
                                                                                                    Worst Monthly
                                                   Inception                              NAV     Percent Draw-Down
                                                                           Aggregate     Before   -----------------
                                           Type of    of     Termination Subscriptions Termination Percent
              Name of Pool                  Pool    Trading     Date        $(000)        $(000)    (%)      Date
---------------------------------------------------------------------------------------------------================
Commodity Venture Fund                              Nov-80     Feb-95       15,153        1,412      14.04   Jan-92
Matterhorn Commodity Partners                       Jun-81     Mar-93       15,153        1,989      23.99   Jan-92
Commodity Strategy Partners                         Aug-82     Aug-91       17,794        1,750      14.32   Apr-91
Matterhorn Commodity Partners II                    Apr-84     Mar-93       10,653        2,453      24.72   Jan-92
Shearson Lehman Futures 1000 Fund             2     Jan-86     Feb-91       12,699       12,405        n/a      n/a
-------------------------------------------------------------------------------------------------------------------
Hutton Investors Futures Fund III             A     Apr-88     Dec-93        7,614          612      16.12   Jan-91
Hutton Investors Futures Fund                 A     Jan-89     May-92       47,250        1,945      18.42   Jan-92
Ayco Futures Fund                             1     May-88     Jul-94        5,114          161      29.35   Apr-94
F-1000 Guarantee Futures Fund II              2     Jun-88     Aug-93      101,012       33,053       3.45   Feb-92
F-1000 Guarantee Futures Fund III             2     Aug-88     Aug-93       55,824       10,955       3.39   Feb-92
-------------------------------------------------------------------------------------------------------------------
Parnel Futures Fund                           1     Nov-88     Oct-94        2,885           74      19.43   Feb-94
F-1000 Guarantee Futures Fund IV              2     Dec-88     Feb-94       45,692       16,389       5.93   Jan-94
Mid Atlantic Futures Fund                     1     Jul-89     Mar-92        3,501        1,458      18.07   Oct-91
F-1000 Futures Fund V                         2     Sep-89     Apr-92       87,546        8,253       7.92   Jan-91
F-1000 Futures Fund VI                        2     May-90     May-95       32,996       21,805       9.25   Jan-92
-------------------------------------------------------------------------------------------------------------------
Peregrine Futures Fund                        A     Dec-91     Sep-95        9,767          432      16.21   Aug-93
Shearson Lehman Brothers Erisa Futures Fund  1,A    Jan-92     Jun-93       14,026       15,244       3.10   Apr-92
Signet Partners                              1,A    Jan-93     Feb-95          522          191      11.97   Aug-93
Smith Barney Offshore Futures Fund           3,A    Aug-93     Aug-94        2,704        1,945       6.50   Jan-94
Monetary Venture Fund                         1     Feb-87     Apr-96        2,368          164      14.14   Jan-92
Shearson Lehman Futures 1000 Plus            2,A    May-91     May-96       63,088       40,673       7.26   Jan-92
===================================================================================================================

                                     TABLE 2
                  CAPSULE PERFORMANCE OF OTHER POOLS PREVIOUSLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996
               AND WHICH HAVE CEASED TRADING OPERATIONS AS OF THE
                        DATE OF THIS DISCLOSURE DOCUMENT

============================================================================================================================
                                               Worst Peak-to-Valley                    Percentage Rate of Return
                                                    Draw-Down                  (Computed on a Compounded Monthly Basis)
                                           ---------------------------   ---------------------------------------------------
                                             Percent
              Name of Pool                     (%)    Time Period           1992       1993      1994      1995       1996
-------------------------------------------===========================------------------------------------------------------
Commodity Venture Fund                       39.53* Jan-92  to  Feb-95      (8.33)    (2.16)    (26.37)   (8.44)        -
Matterhorn Commodity Partners                45.23* Jul-89  to  May-92     (31.81)     7.02          -        -         -
Commodity Strategy Partners                  35.49* Jul-88  to  Mar-90          -         -          -        -         -
Matterhorn Commodity Partners II             51.59* Jul-89  to  May-92     (32.68)     5.19          -        -         -
Shearson Lehman Futures 1000 Fund              n/a     n/a  to     n/a          -         -          -        -         -
----------------------------------------------------------------------------------------------------------------------------
Hutton Investors Futures Fund III            36.54* Feb-89  to  Feb-91      (6.90)    (5.56)         -        -         -
Hutton Investors Futures Fund                45.25* Jul-89  to  Apr-92     (30.73)        -          -        -         -
Ayco Futures Fund                            78.99* Jul-89  to  Apr-94     (31.08)   (36.84)    (45.77)       -         -
F-1000 Guarantee Futures Fund II              6.31  Jan-92  to  Mar-92      (3.05)     4.79          -        -         -
F-1000 Guarantee Futures Fund III             6.34  Jan-92  to  Mar-92      (3.46)     4.15          -        -         -
----------------------------------------------------------------------------------------------------------------------------
Parnel Futures Fund                          38.09* Jan-94  to  Apr-94      (8.32)    25.49     (28.79)       -         -
F-1000 Guarantee Futures Fund IV              9.49  Jan-92  to  May-92      (2.86)     5.81      (7.22)       -         -
Mid Atlantic Futures Fund                    27.34* Apr-91  to  Nov-91      (8.17)        -          -        -         -
F-1000 Futures Fund V                        13.05* Sep-89  to  Jan-91      (1.15)        -          -        -         -
F-1000 Futures Fund VI                       17.16  Jan-92  to  May-92       1.35     22.03      (2.43)    18.61        -
----------------------------------------------------------------------------------------------------------------------------
Peregrine Futures Fund                       32.42* Jul-93  to  Nov-93      (5.19)   (20.56)      5.91     (3.05)       -
Shearson Lehman Brothers Erisa Futures Fund   6.01  Jan-92  to  Apr-92      18.42     12.68          -         -        -
Signet Partners                              11.97  Aug-93  to  Aug-93          -     29.21      53.32     (0.36)       -
Smith Barney Offshore Futures Fund            6.50  Jan-94  to  Jan-94          -      2.22       2.68         -        -
Monetary Venture Fund                        37.41* Jan-92  to  Jan-95      (8.02)    (3.18)    (27.47)    32.05      5.76
Shearson Lehman Futures 1000 Plus            11.77  Jan-92  to  May-92       1.99     10.82      (6.41)    12.79      1.59
============================================================================================================================

-------------------------
Notes Follow Table 3

Type of Pool Legend
1-Privately Offered
2-Principal Protected
3-Offshore
4-Multi-Advisor
A-More than one trading advisor but not a multi-advisor pool as that term is defined in Part 4 of the regulations of the CFTC.
================================================================================

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                     TABLE 3
                  CAPSULE PERFORMANCE OF OTHER POOLS PREVIOUSLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996
                 AND WHICH SMITH BARNEY FUTURES MANAGEMENT INC.
                    NO LONGER ACTS AS COMMODITY POOL OPERATOR
                   AS OF THE DATE OF THIS DISCLOSURE DOCUMENT

====================================================================================================================================
                                                                                            Worst Monthly    Worst Peak-to-Valley
                                                                                  NAV    Percent Draw-Down         Draw-Down
                                               Inception            Aggregate    Before --------------------------------------------
                                       Type of    of     Transfer Subscriptions Transfer Percent           Percent
                Name of Pool            Pool    Trading    Date      $(000)      $(000)     (%)     Date     (%)      Time Period
----------------------------------------------------------------------------------------============================================
Commodity Trend Timing Fund                     Jan-80    May-95     16,625       1,275    14.67   Feb-94   54.35*  Aug-93 to Feb-95
Commodity Trend Timing Fund II                  Dec-82    Apr-95     34,428       1,412    14.48   Feb-94   54.67*  Aug-93 to Feb-95
FT Tryon Futures Fund                    1,A    May-87    Jun-91     49,513      24,455     2.84   Jan-91    4.08   Jan-91 to Feb-91
Overlook Performance Fund                3,A    Aug-88    May-91    252,706      86,921     1.16   Apr-91    1.16   Apr-91 to Apr-91
Shearson Lehman Hutton Guarantee
 Futures Fund I                          2,3    Apr-89    Jul-93     10,202       1,562     5.49   Feb-92   10.57   Jan-92 to Mar-92
------------------------------------------------------------------------------------------------------------------------------------
FT Tryon Futures Fund II                 1,A    Aug-90    May-91     60,391      58,726     2.71   Jan-91    4.05*  Jan-91 to Feb-91
Premier Futures Limited                  3,A    Jun-91    Jul-93      9,878       6,157     7.74   Jan-92   14.60   Jan-92 to May-92
Lehman Brothers Japan Futures Fund       3,A    Feb-91    Jul-93     53,007      72,267     7.43   Jan-92   11.28   Jan-92 to Apr-92
New Millennium Futures Fund Limited       3     Mar-91    Jul-93     10,366       1,210     6.93   Apr-91   26.94*  Apr-91 to Mar-93
Delafund                                  3     Jan-93    Jul-93      2,521       1,542    15.35   May-93   22.20*  May-93 to Jul-93
------------------------------------------------------------------------------------------------------------------------------------
Harbourer Futures Fund                    3     May-93    Dec-94     25,003      12,657     5.10   Feb-94    5.10   Feb-94 to Feb-94
Greenbrier Futures Fund                   1     Jul-92    Dec-96     24,678      26,716    10.23   Aug-94   15.48   Aug-94 to Jun-95
====================================================================================================================================

                                     TABLE 3
                  CAPSULE PERFORMANCE OF OTHER POOLS PREVIOUSLY
                OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.
              FOR THE PERIOD JANUARY 1992 THROUGH DECEMBER 31, 1996
                 AND WHICH SMITH BARNEY FUTURES MANAGEMENT INC.
                    NO LONGER ACTS AS COMMODITY POOL OPERATOR
                   AS OF THE DATE OF THIS DISCLOSURE DOCUMENT

=================================================================================================
                                                           Percentage Rate of Return
                                                    (Computed on a Compounded Monthly Basis)


                Name of Pool                  1992       1993        1994       1995        1996
-------------------------------------------------------------------------------------------------
Commodity Trend Timing Fund                 (14.52)     17.23      (50.55)     (5.08)           -
Commodity Trend Timing Fund II              (15.03)     16.74      (50.43)     (6.86)           -
FT Tryon Futures Fund                            -          -           -          -            -
Overlook Performance Fund                        -          -           -          -            -
Shearson Lehman Hutton Guarantee
 Futures Fund I                              (4.23)     11.10           -          -            -
-------------------------------------------------------------------------------------------------
FT Tryon Futures Fund II                         -          -           -          -            -
Premier Futures Limited                      (4.75)     29.84           -          -            -
Lehman Brothers Japan Futures Fund            2.88      14.46           -          -            -
New Millennium Futures Fund Limited          (9.76)      9.08           -          -            -
Delafund                                         -     (18.12)          -          -            -
-------------------------------------------------------------------------------------------------
Harbourer Futures Fund                           -      42.95       39.20          -            -
Greenbrier Futures Fund                       8.64      33.45       16.74      (1.09)       17.60
=================================================================================================

-----------------------
Notes Follow Table


Type of Pool Legend
1-Privately Offered
2-Principal Protected
3-Offshore
4-Multi-Advisor
A-More than one trading advisor but not a multi-advisor pool as that term is defined in Part 4 of the regulations of the CFTC.
================================================================================


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

             NOTES TO TABLES 1, 2 AND 3 AND THE PARTNERSHIP'S TABLE POOLS OPERATED BY SMITH BARNEY FUTURES MANAGEMENT INC.

      (a) "Draw-Down"  is  defined  as  losses   experienced  by  a  pool over a
specified period of time.

      (b) "Largest Monthly Draw-Down" is the largest monthly loss experienced by the pool in any calendar month expressed as a percentage of the total equity in the pool and includes the month and year of such draw-down.

      (c) "Largest Peak-to-Valley Draw-Down" is the greatest cumulative percentage decline in month end net asset value (regardless of whether it is continuous) due to losses sustained by the pool during a period in which the initial month-end net asset value of such draw-down has not been equal to or greater than any subsequent month's ending net asset value and indicates the months and year(s) of such decline from the initial month-end net asset value to the lowest month-end net asset value of such decline. In the case where the pool is in a current draw-down, or was in a current draw-down at the termination or transfer date, the month of the lowest net asset value of such draw-down is disclosed followed by an asterisk (*).

      For purposes of the Largest Peak-to-Valley Draw-Down calculation, any peak-to-valley draw-down which began prior to the beginning of the five most recent calendar year period is deemed to have occurred during such five calendar year period.

      (d) "Annual (Year to Date) Rate of Return" is calculated by compounding the Monthly ROR (as described below) over the months in a given year, i.e., each Monthly ROR similarly expressed. One is then subtracted from the product and the result is multiplied by one hundred (100).

           Monthly rate of return ("Monthly ROR") is calculated by dividing each month's net performance by the corresponding beginning net asset value adjusted for time-weighed additions or time-weighted withdrawals.

                             The Advisors (Page 37)

           Except as noted below there has been no administrative, civil or criminal action during the preceding five years or ever, either threatened, pending or completed against any Advisor or its principals that would be material to an investor's decision whether or not to purchase Units.

           As of December 31, 1996, the aggregate funds under management by the Advisors were $3.3 billion (excluding notional funds) and 3.5 billion (including notional funds).

Chesapeake Capital Corporation (page 38)

Past Performance

           Table A represents the composite performance record of Chesapeake's Diversified Trading Program for the period January
1992 through December 1996.

           Table A-1 represents the composite performance record of Chesapeake's Financial and Metals Program for the period March 1992 through December 1996.

           Table A-2 represents the composite capsule performance record of all other trading programs directed by Chesapeake for the time periods indicated.

          Mr. Parker traded proprietary funds prior to forming Chesapeake and Chesapeake also trades proprietary funds. The records of such trading are not included herein.

           The information presented in the following records has not been audited. However, Chesapeake believes that such information is accurate and fairly presented.

           NO REPRESENTATION IS MADE THAT THE PARTNERSHIP WILL OR IS LIKELY TO ACHIEVE RESULTS SIMILAR TO THOSE SHOWN OR TO AVOID SUBSTANTIAL LOSSES. FURTHERMORE, THE RATES OR RETURN EARNED WHEN AN ADVISOR IS MANAGING A LIMITED AMOUNT OF EQUITY MAY BEAR LITTLE RELATIONSHIP TO THOSE WHICH SUCH ADVISOR IS ABLE TO ACHIEVE MANAGING LARGER AMOUNTS OF EQUITY.

          THE FOLLOWING FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE CHARGES PAYABLE BY THE PARTNERSHIP.

 PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     Table A
                         Chesapeake Capital Corporation
                           Diversified Trading Program
                     January 1992 Through December 31, 1996

==========================================================================================
                                                     Percentage monthly rate of return
                                                 (computed on a compounded monthly basis)
------------------------------------------------------------------------------------------

                                                  1996      1995    1994    1993     1992
------------------------------------------------------------------------------------------
January...........................................1.69.....(3.23)..(3.33)...0.42...(10.98)
February.........................................(4.26)....(4.39)..(4.88)..15.99....(2.86)
March.............................................0.28......8.60....0.09....5.86.....0.53
April............................................10.16......1.45...(0.60)...7.38....(0.44)
May..............................................(3.04).....6.84....9.06....0.40....(3.66)
June..............................................3.27......0.88....7.02....0.98.....6.52
July.............................................(7.64)....(3.09)..(1.70)...9.49....12.96
August............................................0.57.....(2.66)..(2.98)...5.88.....3.16
September.........................................6.47......0.20....3.49...(2.63)...(6.78)
October...........................................5.92.....(1.11)...1.97...(0.06)....5.21
November..........................................6.57......1.76....4.83....1.03.....2.27
December.........................................(4.30).....9.18....2.86....5.77....(1.93)

Annual (or Period) Rate of Return................15.05%....14.09%..15.87%..61.82%....1.81%

                          Compound Average Annual Rate of Return (1/1/92-12/31/96)  20.17%
------------------------------------------------------------------------------------------
Inception of Trading by CTA:                                     February 1988
Inception of Trading in Program:                                 February 1988
Number of Open Accounts as of December 31, 1996:                             56
Aggregate Assets (Excluding "Notional" Equity) in all Programs:    $871,569,690 (12/96)
Aggregate Assets (Including "Notional" Equity) in all Programs:  $1,021,447,353 (12/96)
Aggregate Assets (Excluding "Notional" Equity) in Program:         $821,703,939 (12/96)
Aggregate Assets (Including "Notional" Equity) in Program:         $971,581,602 (12/96)

Largest Monthly Draw-Down                                                10.98% (1/92)
Largest Peak-to-Valley Draw-Down                                         16.62% (1/92-5/92)


===========================================================================================

----------------------
Notes follow Table A-2


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-1
                         Chesapeake Capital Corporation
                           Financials & Metals Program
                      March 1992 Through December 31, 1996

================================================================================
   Percentage monthly rate of return (computed on a compounded monthly basis)
--------------------------------------------------------------------------------

                                   1996      1995      1994      1993     1992
--------------------------------------------------------------------------------
January............................2.65.....(1.09)....(4.99).....1.76.........-
February..........................(4.72)....(4.49)....(5.65)....12.93.........-
March..............................0.40......9.58......1.44......1.62.....(0.19)
April..............................4.67......1.41......0.33......8.96......2.77
May...............................(2.70).....6.90......4.59......1.77......1.13
June...............................3.17.....(1.11).....3.32......1.49......4.88
July..............................(7.83)....(1.81)....(4.23)....11.06......8.60
August.............................1.41.....(1.31)....(1.74).....8.70......3.95
September..........................6.72.....(0.38).....1.73.....(0.89)....(4.93)
October............................4.97.....(1.70).....4.18......2.08......5.33
November...........................8.04......1.47......3.29......0.69......2.08
December..........................(5.46).....5.39......1.62......4.27.....(1.08)

Annual (or Period)
Rate of Return....................10.35%....12.61%.....3.22%....68.53%....24.19%
--------------------------------------------------------------------------------

             Compound Average Annual Rate of Return (3/92-12/31/96)       22.67%
--------------------------------------------------------------------------------
Inception of Trading by CTA:               February 1988
Inception of Trading in Program:           March 1992
Number of Open Accounts as of December 31, 1996:   2
Aggregate Assets (Excluding "Notional" Equity) in all Programs:    $871,569,690 (12/96)
Aggregate Assets (Including "Notional" Equity) in all Programs:  $1,021,447,353 (12/96)
Aggregate Assets (Excluding "Notional" Equity) in Program:          $28,315,943 (12/96)
Aggregate Assets (Including "Notional" Equity) in Program:          $28,315,943 (12/96)
Largest Monthly Draw-Down:                                                7.83% (7/96)
Largest Peak-to-Valley Draw-Down:                                        10.36% (1/94-2/94)


================================================================================

-------------------
Notes follow Table A-2


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-2
        Other Trading Programs Directed by Chesapeake Capital Corporation
               For the Period June 1992 Through December 31, 1996

=============================================================================================================================
                            Inception    Number     Aggregate Assets    Aggregate Assets                       Largest
                                of         of          in Program          in Program          Largest         Peak-to-
                             Trading      Open     December 31, 1996   December 31, 1996      Monthly          Valley
     Name of Program         Program    Accounts  (Excluding Notional)(Including Notional)    Draw-Down       Draw-Down
-----------------------------------------------------------------------------------------------------------------------------

Diversified 2XL Program       Apr-94          4       $21,549,808           $21,549,808     16.40% (7/96)  17.59% (5/96-7/96)


Pacific Rim Program           Jun-94 N/A-Closed        N/A-Closed            N/A-Closed      3.30% (7/95)   3.30% (7/95-7/95*)


Foreign Financials Program    Jun-92 N/A-Closed        N/A-Closed            N/A-Closed      5.77% (9/92)   5.77% (9/92-9/92)



=============================================================================================================================

                                    Table A-2
        Other Trading Programs Directed by Chesapeake Capital Corporation
               For the Period June 1992 Through December 31, 1996

================================================================================
                                          Percentage Rate of Return
                                  (Computed on a Compounded Monthly Basis)

     Name of Program            1996        1995        1994    1993       1992
--------------------------------------------------------------------------------

Diversified 2XL Program        18.18        18.77      26.88      -          -
                          (12 Months)              (9 Months)

Pacific Rim Program              -          37.04      (2.76)     -          -
                                        (8 Months) (7 Months)

Foreign Financials Program       -              -      (1.77)  21.90      21.42
                                                   (6 Months)         (7 Months)


================================================================================

------------------
Notes follow Table

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                         CHESAPEAKE CAPITAL CORPORATION

                          NOTES TO PERFORMANCE SUMMARY

                         Notes to Tables A, A-1 and A-2

           In the accompanying performance summary, Chesapeake has adopted a new method of computing rate of return and performance disclosure, referred to as the "Fully-Funded Subset" method, pursuant to an Advisory (the "Fully Funded Subset Advisory") published by the Commodity Futures Trading Commission. The Fully Funded Subset refers to that subset of accounts included in the applicable composite which are funded entirely by actual funds (as defined in the Advisory).

           To qualify for the use of the Fully-Funded Subset method, the Fully Funded Subset Advisory requires that certain computations be made in order to arrive at the Fully-Funded Subset and that the accounts for which performance is so reported meets two tests which are designed to provide assurance that the Fully-Funded Subset and the resultant rates of return are representative of the trading program. Chesapeake has performed these tests for periods subsequent to January 1, 1992. However, for periods prior to January 1, 1992, due to cost considerations, the Fully-Funded Subset method has not been used. Instead, the rates of return reported are based on a computation which uses the Nominal Account Sizes of all of the accounts included in composites calculated in accordance with the Only Accounts Traded method ("OAT"). Chesapeake believes that this method yields substantially the same rates of return as would the Fully-Funded Subset method and that the rates of return as presented herein are representative of the Trading Programs for the periods presented.

           For the periods from January 1, 1992 through December 31, 1993, Chesapeake compared the OAT method and the Fully Funded Subset method and found that the two methods yielded substantially the same rates of return. Consequently, Chesapeake continued to use the OAT method until the end of 1993. From January 1, 1994 through the period covered by the summary, Chesapeake used the Fully-Funded Subset method.

           (a) "Draw-Down" is defined as losses experienced by a program over a specified period of time.

           (b) "Largest Monthly Draw-Down" is the largest monthly loss experienced by the program on a composite basis in any calendar month expressed as a percentage of the total equity (including notional equity) in the program and includes the month and year of such draw-down. A small number of accounts managed by Chesapeake have experienced monthly draw-downs which are materially larger than the largest composite monthly draw-down. These variances result from such factors as small account size, intra-month account opening or closing, significant intra-month additions or withdrawals and investment restrictions imposed by the client. Small account size refers to accounts of $1,000,000 trading level or less, which is substantially below the minimum account size now required by Chesapeake for new accounts.

           (c) "Largest Peak-to-Valley Draw-Down" is the largest calendar month to calendar month loss experienced by the program on a composite basis (regardless of whether it is continuous) expressed as a percentage of total equity (including notional equity) in the program and includes the month(s) and year(s) in which it occurred. For example, a largest peak-to-valley draw-down of (16.62%) (1/92-5/92) means that the peak-to-valley draw-down lasted from January 1992 to May 1992 and resulted in a 16.62% draw-down. A small number of accounts managed by Chesapeake have experienced peak-to-valley draw-downs which are materially larger than the largest composite peak-to-valley draw-down. These variances result from such factors as small account size, intra-month account opening or closing, significant intra-month additions or withdrawals and investment restrictions imposed by the client.

           For purposes of the Largest Peak-to-Valley draw-down calculation, any draw-down which began prior to the beginning of the five most recent calendar year period is deemed to have occurred during such five calendar year period.

           (d) "Annual (or Period) Rate of Return" is calculated by compounding the Monthly ROR (as described below) over the months in a given year, i. e., each Monthly ROR, in hundredths, is added to one (1) and the result is multiplied by the subsequent Monthly ROR similarly expressed. One is then subtracted from the product and the result is multiplied by one hundred (100). The Compound Average Annual Rate of Return is similarly calculated except that before subtracting one (1) from the product, the product is exponentially changed by the factor of one (1) divided by the number of years in the performance summary and then one (1) is subtracted. The Compound Average Annual Rate of Return appears on Tables A and A-1.

           Monthly rate of return ("Monthly ROR") for each month beginning January 1994 is calculated by dividing net performance of the Fully-Funded Subset by the beginning equity of the Fully Funded Subset except in periods of significant additions or withdrawals to the accounts in the Fully-Funded Subset. In such instances, the Fully Funded Subset is adjusted to exclude accounts with significant additions or withdrawals which would materially distort the rate of return pursuant to the Fully Funded Subset method.

           Monthly ROR for each period prior to January 1992 is calculated using the OAT method, which is net performance divided by beginning equity subject to certain adjustments. In this calculation, accounts are excluded from both net performance and beginning equity if their inclusion would materially distort the Monthly ROR. The excluded accounts include (1) accounts for which there has been a material addition or withdrawal during the month, (2) accounts which were open for only part of the month or (3) accounts which had no open positions during the month due to the intention of permanently closing the account. Such accounts were not charged with material nonrecurring costs during the month.

           Monthly ROR for the months January 1992 through December 1993 was calculated using both the Fully-Funded Subset and the Only Accounts Traded methods of computation, as described above. No material differences were noted between the Monthly ROR computed using each method.

           Beginning in March 1995 in the Diversified Program, the mean Compound Rate of Return is materially lower than the composite Compound Rate of Return. This is due to the monthly compounding effect of a large account with a rate of return which is, on a monthly basis, immaterially higher than most accounts in the program. This difference in the monthly rate of return is due to a different cost and interest income structure in this account. When compared on a gross return basis, most accounts in the Diversified Program, including the large account, have rates of return which are materially the same during the period.

           In the Financials and Metals Program, certain accounts with client-imposed trading restrictions earned different rates of return than the composite indicates. In any month, these restrictions did not have a material impact on the monthly rate of return. However, due to the compounding effect of these differences, the Compound Rate of Return is materially different than the composite Compound Rate of Return for the accounts with no client-imposed trading restrictions.

John W. Henry & Company, Inc.

Principals (page 48)

          Mr. John W. Henry is also a member of the Investment Policy Committee of JWH.

          Mr. Mark H. Mitchell is vice chairman, general counsel and a member of the JWH Board of Directors. He is also vice chairman and a director of JWH Asset Management, Inc. and JWH Financial Products, Inc.

           Mr. David R. Bailin is also president of JWH Risk Management, Inc.; president and director of Westport Capital Management Corporation; and president and chairman of the Board of Directors of Global Capital Management Limited.

           Mr. Peter F. Karpen is no longer a principal of JWH.

          Mr. James E. Johnson, Jr. is also a principal of JWH Asset Management, Inc. and JWH Financial Products, Inc.

          Ms. Elizabeth A.M. Kenton is also the Vice President of JWH Asset Management, Inc.

          Ms. Mary Elizabeth Hardy is now Senior Vice President, the Director of Trading Administration and a member of the Investment Policy Committee of JWH. Ms. Hardy also serves on the executive committee of the board of directors of the Managed Futures Association and formerly chaired its Trading and Markets Committee.

          Mr. David M. Kozak is also Secretary of JWH Asset Management, Inc., JWH Financial Products, Inc. and assistant secretary of Westport Capital Management Corporation.

          Mr. Kevin S. Koshi is also a member of the Investment Policy Committee of JWH.

          Mr. Barry S. Fox is also a member of the Investment Policy Committee of JWH.

          Ms. Glenda G. Twist announced her resignation from JWH on January 15, 1997 but will continue in her present capacity for the time being.

          Mr. John A.F. Ford, age 56, is the Director of Marketing at JWH and is responsible for the development and implementation of strategic marketing and communications programs. He joined JWH in May 1996 from J.P. Morgan & Co., Inc. where he had been vice president and head of corporate communications for the firm's European operations, responsible for public relations, advertising, and marketing from February 1994 to October 1995. He previously held a in similar position with J.P. Morgan & Co., Inc. at the Euroclear Operations Centre in
Brussels from January 1992 to February 1994. From October 1995 to May 1996 he undertook a number of consultancy projects while relocating to the United States. Prior to joining J.P. Morgan, Mr. Ford was managing director of the European headquarters of Gavin Anderson & Co. (UK), an international corporate and investor relations consultancy firm, from

February 1987 to December 1991. Mr. Ford has also been involved in advising the Chicago Mercantile Exchange on marketing its services to European institutions and advising the International Petroleum Exchange in London on similar issues. He also helped market Mercury Asset Management to major institutions and pension funds.

          Mr. Edwin B. Twist is also a Director of JWH Risk Management, Inc., JWH Asset Management, Inc. and JWH Financial Products, Inc.

          Ms. Nancy O. Fox is now director of investment support of JWH. She received an MBA from the University of Connecticut.

          Ms. Wendy B. Goodyear, age 34, is the director of the office of the chairman. She is responsible for managing and coordinating projects involving Mr. Henry. Ms. Goodyear joined JWH in October 1995 as director of marketing, responsible for the development and implementation of strategic marketing and communications programs. Prior to her employment at JWH, Ms. Goodyear was a vice president at Citibank where she held several positions, including project development manager for the depository receipt business and marketing manager for the pension business. Prior to joining Citibank in May 1993, Ms. Goodyear was employed at Bankers Trust Company from 1985 where she held positions of increasing responsibility in both the private bank and pension business. Ms. Goodyear received a B.A. in History from the University of Virginia and an M.B.A. from the Stern School of Business at New York University.

          Mr. Julius A. Staniewicz, age 38, is the senior strategist in JWH's Product Development Department. He is also President of JWH Asset Management, Inc. and JWH Financial Products, Inc. Prior to joining JWH in March of 1992, Mr. Staniewicz was employed with Shearson Lehman Brothers as a financial consultant since April 1991. Prior to that, beginning in 1990, Mr. Staniewicz was a vice present of Phoenix Asset Management, a commodity pool operator and introducing broker, where he helped develop futures funds for syndication and institutional investors. From 1986 to 1989, Mr. Staniewicz worked in the managed futures department at Prudential-Bache Securities, Inc., lastly as an assistant vice president and co-director of managed futures. In that capacity, he oversaw all aspects of forming and offering futures funds, including the selection and monitoring of commodity trading advisors. Mr. Staniewicz received a B.A. in Economics from Cornell University.

Investment Policy Committee

           The Investment Policy Committee (the "IPC") is one vehicle for decision-making at JWH about the content and application of JWH investment programs. Composition of the IPC, and participation in its discussions and decisions by non-members, may vary over time. The IPC is an interdepartmental advisory body which meets periodically to discuss issues relating to the JWH trading programs and their application to markets, including research on markets and strategies in relation to the proprietary trading models employed by JWH. JWH's proprietary research group may determine new markets which should be traded in given portfolios, or determine markets which should be removed from given portfolios. Non-proprietary recommendations from research are then presented to and discussed by the IPC, which may recommend them to the chairman for approval. Proprietary research findings are reviewed directly by the chairman before implementation. All recommendations of the IPC are subject to final approval by the chairman. The IPC does not make particular trading decisions. The trading department initiates and liquidates positions and manages JWH portfolios in accordance with the firm's proprietary trading methodology, which is not overruled unless the chief trader or director of trading administration determines that doing so is in the best interest of clients. No trade indications are overruled without the express approval of the chairman. The chairman may also notify the trading department at any time of special situations which he deems may require a modification in applying the methodology.

Legal and Ethical Concerns

           There have been no administrative, civil or criminal actions pending, on appeal or concluded against the Advisor or any of its individual principals within the past five years, except as noted below.

           In September, 1996, JWH was named as a co-defendant in class action lawsuits brought in the California Superior Court, Los Angeles County and in the New York Supreme Court, New York County. In November, 1996, JWH was named as a co-defendant in a similar lawsuit filed in the Delaware Superior Court, Newcastle County that contained the same allegations as the California and New York complaints. The actions, which seek unspecified damages, purport to be brought on behalf of investors in certain Dean Witter, Discover & Co. commodity pools, some of which are advised by JWH, and are primarily directed at Dean Witter's alleged fraudulent selling practices in connection with the marketing of those pools. JWH is essentially alleged to have aided and abetted or directly participated with Dean Witter in those practices. JWH believes the allegations against it are without merit; it intends to contest these allegations vigorously and is convinced that it will be shown to have acted properly and in the best interest of investors.

           JWH and Mr. Henry may engage in discretionary trading for their own accounts, and may trade for the purpose of testing new investment programs and concepts, as long as such trading does not amount to a breach of fiduciary duty. In the course of such trading, JWH and Mr. Henry may take positions in their own accounts which are the same as or opposite to client positions due to testing a new quantitative model or program, a neutral allocation system, and/or trading pursuant to individual discretionary methods. On occasion, orders for such accounts may receive better fills than client accounts. Records for these accounts will not be made available to clients. Employees and principals of JWH (other than Mr. Henry) are not permitted to trade on a discretionary basis in futures, options on futures or forward contracts. However, such principals and employees may invest in investment vehicles which trade futures, options on futures, or forward contracts, when an independent trader manages trading in such vehicles, or through the JWH Employee Fund, L.P., for which JWH is the trading advisor. The records of these accounts also will not be made available to clients.

Trading Techniques (page 51)

      JWH's systematic investment process is designed to generate, over market cycles, favorable risk-adjusted rates of return under a variety of market conditions. The JWH process attempts to capitalize on emerging, long-term, rising and falling price trends and to ignore day-to-day price fluctuations. To ensure disciplined implementation of its investment philosophy, JWH uses mathematical models to execute investment decisions in more than 50 global markets encompassing currencies commodities and financial securities. All JWH investment programs follow the strict money management framework outlined below.

           The first step in the JWH investment process is the identification of a price trend. While there are many ways to identify trends, JWH uses a methodology which identifies opportunities in order to attempt to capture a majority of the significant price movements in a given market. The process presumes that such price movements will often exceed the expectation of the general marketplace. As such, the JWH discipline is to pare losing positions relatively quickly while allowing profitable positions to mature. Positions held for two to four months are not unusual, and positions have been held for more than one year. Historically, only thirty to forty percent of all trades made pursuant to the investment methods have been profitable. Large profits on a few trades in positions that typically exist for several months have produced favorable overall results. Generally, most losing positions are liquidated within weeks. The greatest cumulative percentage decline in daily net asset value JWH has experienced in any single program was nearly sixty percent. Investors should understand that similar or greater draw-downs are possible in the future.

          JWH at its sole discretion may override computer-generated trading signals, and may at times use discretion in the application of its quantitative models which may affect performance positively or negatively. Subjective aspects of JWH's quantitative models also include the determination of leverage, commencement of trading an account, contracts and contract month traded, margin utilization, and effective trade execution.

           No assurance is given that JWH will be able to achieve the objectives described above in connection with its trading techniques.

Other JWH Programs (page 53)

           InterRate(TM) and the Delevered Yen Denominated Financial and Metals Profile ceased trading client accounts in July 1996 and December 1996, respectively.

Past Performance

           Table A sets forth the composite performance capsule results of all accounts traded according to the Global Diversified Portfolio of JWH for the period January 1992 through December 31, 1996.

           Table A-1 reflects the composite capsule performance results of all accounts traded according to the Original Investment Program of JWH for the period January 1992 through December 31, 1996.

           Table A-2 reflects the composite capsule performance results of all other trading programs directed by JWH during the periods indicated by the table.

           Table A-3 reflects the composite capsule performance results of all trading programs directed by JWH Investments, Inc. ("JWHII"), an affiliate of JWH, which was registered as a commodity trading advisor and an investment adviser during the periods indicated by the table. JWHII has ceased operations.

 PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     Table A
                          John W. Henry & Company, Inc.
                          Global Diversified Portfolio
                     January 1, 1992 Through December 31, 1996

============================================================================================
                  Percentage monthly rate of return (computed on a compounded monthly basis)
--------------------------------------------------------------------------------------------

                                                    1996      1995    1994    1993     1992
--------------------------------------------------------------------------------------------
January.............................................(1.3).....(6.9)...(2.6)....1.7....(12.3)
February............................................(9.8).....13.5....(0.8)...16.6....(15.2)
March................................................1.3.......8.5.....4.0.....2.9......1.1
April................................................7.1.......7.3.....0.9.....6.6.....(3.9)
May.................................................(9.1)......1.2.....7.9.....1.5.....(1.9)
June.................................................1.7......(1.7)...10.8.....1.0......6.5
July.................................................2.2......(8.9)...(2.6)...14.3.....17.4
August...............................................4.5......(5.0)...(6.4)...(0.0).....6.1
September............................................7.6......(5.1)....2.1....(4.2)....(5.3)
October.............................................14.6......(2.2)...(3.6)....0.1.....(1.6)
November.............................................9.1.......5.9.....5.6.....3.1.....(0.2)
December............................................(1.0).....14.9....(4.1)....6.1.....(0.1)

Annual (or Period) Rate of Return...................26.9%.....19.6%...10.1%...59.8%...-12.6%
--------------------------------------------------------------------------------------------

                             Compound Average Annual Rate of Return (1/1/92-12/31/96)  18.5%
--------------------------------------------------------------------------------------------
Inception of Client Account Trading by CTA:                      October 1982
Inception of Client Account Trading in Program:                  June 1988
Number of Open Accounts as of December 31, 1996:                              14
Aggregate Assets (Excluding "Notional" Equity) in all Programs:   $1,894,000,000 (12/96)
Aggregate Assets (Including "Notional" Equity) in all Programs:   $1,919,000,000 (12/96)
Aggregate Assets (Excluding "Notional" Equity) in Program:          $149,935,156 (12/96)
Aggregate Assets (Including "Notional" Equity) in Program:          $161,765,331 (12/96)

Largest Monthly Draw-Down                                                  20.3% (7/91)
Largest Peak-to-Valley Draw-Down                                           33.2% (12/91-5/92)

=============================================================================================

---------------------
Notes follow Table A-3



        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-1
                            John W. Henry & Company, Inc.
                           Original Investment Program
                     January 1, 1992 Through December 31, 1996

================================================================================================
                                                            Percentage monthly rate of return
                                                        (computed on a compounded monthly basis)
------------------------------------------------------------------------------------------------

                                                        1996      1995     1994    1993    1992
------------------------------------------------------------------------------------------------
January..................................................5.3.......2.2.....(2.9)...(0.8)...(6.1)
February................................................(7.4).....17.9......1.5.....9.5....(8.8)
March....................................................1.0......16.6......4.4....(3.5)....0.7
April....................................................3.8.......9.1......0.2....10.4....(0.8)
May.....................................................(6.5).....(4.4).....5.5.....0.1....(4.5)
June.....................................................8.0.......1.7......6.6....(4.1)....8.3
July....................................................(4.4).....(0.0)....(7.1)...14.9.....9.1
August..................................................(2.3).....(3.9)....(4.7)...(3.6)....9.1
September................................................8.2......(3.9)....(2.8)....0.6....(2.7)
October.................................................10.4.......3.3....(14.1)...(1.5)....2.2
November.................................................5.2.......1.1.....10.2.....3.5.....3.6
December.................................................1.1.......6.8.....(0.0)...11.4.....2.2

Annual (or Period) Rate of Return.......................22.6%.....53.2%....-5.7%...40.6%...10.9%
------------------------------------------------------------------------------------------------

                                Compound Average Annual Rate of Return (1/1/92-12/31/96)   22.5%
------------------------------------------------------------------------------------------------
Inception of Client Account Trading by CTA:                October 1982
Inception of Client Account Trading in Program:            October 1982
Number of Open Accounts as of December 31, 1996:                     27
Aggregate Assets (Excluding "Notional" Equity) in all Programs: $1,894,000,000 (12/96)
Aggregate Assets (Including "Notional" Equity) in all Programs: $1,919,000,000 (12/96)
Aggregate Assets (Excluding "Notional" Equity) in Program:        $223,914,157 (12/96)
Aggregate Assets (Including "Notional" Equity) in Program:        $236,557,401 (12/96)

Largest Monthly Draw-Down                                                18.1% (2/92)
Largest Peak-to-Valley Draw-Down                                         62.1% (6/88-5/92)

=================================================================================================

---------------------
Notes follow Table A-3


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-2
                     Other Trading Programs Directed by JWH
              For the Period January 1992 Through December 31, 1996

====================================================================================================================================
                                              Inception    Number                                                Largest
                                              of Client      of     Aggregate Assets         Largest             Peak-to-
                                              Trading in    Open       in Program            Monthly             Valley
         Name of Program                       Program    Accounts  December 31, 1996       Draw-Down           Draw-Down
------------------------------------------------------------------------------------------------------------------------------------
Financial and Metals Portfolio                   Oct-84        44    $1,182,736,149       27.7%  (1/92)      58.8% (12/91-5/92)


International Foreign Exchange Program           Aug-86         7       $69,780,961       13.6% (1/92)       35.9% (8/92-1/95)


World Financial Perspective                      Apr-87         4       $21,916,179       25.5% (1/92)       38.4% (12/91-10/92)


G-7 Currency Portfolio                           Feb-91         6       $68,532,111       12.3% (1/92)       31.4% (9/92-1/95)


International Currency and Bond Portfolio        Jan-93         1        $2,458,195        7.8% (7/94)       23.6% (7/94-1/95)


Global Financial Portfolio                       Jun-94         5       $95,299,973       19.5% (11/94)      48.9% (6/94-1/95)


Dollar Program                                   Jul-96         2       $23,048,878        2.3% (8/96)        3.5% (7/96-9/96)


Worldwide Bond Program                           Jul-96         2       $15,373,037        2.3% (12/96)       2.3% (11/96-12/96)


KT Diversified Program                           Jan-84  N/A-Closed      N/A-Closed       28.6% (1/92)       50.8% (1/91-3/92)

         TM
InterRate                                        Dec-88  N/A-Closed      N/A-Closed       10.2% (9/92)       19.0% (8/92-11/93*)

Delevered Yen Denominated Financial and
Metals Profile                                   Oct-95  N/A-Closed      N/A-Closed        3.2% (2/96)        5.1% (1/96-8/96)

====================================================================================================================================

                                    Table A-2
                     Other Trading Programs Directed by JWH
              For the Period January 1992 Through December 31, 1996

=======================================================================================================================
                                                                               Percentage Rate of Return
                                                                        (Computed on a Compounded Monthly Basis)

         Name of Program                                            1996      1995       1994      1993      1992
-----------------------------------------------------------------------------------------------------------------------
Financial and Metals Portfolio                                      29.7      38.5       (5.3)     46.8     (10.9)
                                                               (12 Months)

International Foreign Exchange Program                               3.7      16.9       (6.3)     (4.5)      4.5
                                                               (12 Months)

World Financial Perspective                                         40.9      32.2      (15.2)     13.7     (23.2)
                                                               (12 Months)

G-7 Currency Portfolio                                              14.5      32.2       (4.9)     (6.3)     14.6
                                                               (12 Months)

International Currency and Bond Portfolio                           19.9      36.5       (2.3)     14.8        -
                                                               (12 Months)                     (12 Months)

Global Financial Portfolio                                          32.4      86.2      (37.7)       -         -
                                                               (12 Months)            (7 Months)

Dollar Program                                                      10.6        -          -         -         -
                                                                (6 Months)

Worldwide Bond Program                                              17.8        -          -         -         -
                                                                (6 Months)

KT Diversified Program                                                -         -       (14.0)     20.6     (11.9)
                                                                                      (2 Months)
         TM
InterRate                                                            5.8       5.2        3.4      (5.4)     (0.7)

Delevered Yen Denominated Financial and
Metals Profile                                                       9.6       0.2         -         -         -
                                                                (12 Months)(3 Months)
=======================================================================================================================

Notes follow Table A-3

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                     Other Trading Programs Directed by JWH
              For the Period January 1992 Through December 31, 1996

=====================================================================================================================
                              Inception     Number                                                Largest
                              of Client       of      Aggregate Assets       Largest              Peak-to-
                             Trading in      Open        in Program          Monthly              Valley
         Name of Program       Program     Accounts   December 31, 1996     Draw-Down            Draw-Down
---------------------------------------------------------------------------------------------------------------------
Yen Financial Portfolio:        Jan-92            7      $41,094,092       (See Below)          (See Below)
---------------------------------------------------------------------------------------------------------------------
                 Account 1      Jan-92            1       $6,110,574      14.4% (2/92)       30.5% (4/95-7/96*)

                 Account 2      Jan-93            1       $1,072,120       6.9% (7/95)       29.0% (4/95-7/96*)

                 Account 3      Jan-94            1         $897,167       6.0% (7/95)       26.6% (4/95-7/96*)

                 Account 4      Jun-94            1      $24,269,262       6.5% (7/95)       22.3% (4/95-7/96*)

                 Account 5      Aug-94            1       $4,442,710       7.1% (7/95)       30.4% (4/95-7/96*)

                 Account 6      Jan-95            1       $2,546,608       7.5% (7/95)       35.5% (4/95-7/96*)

                 Account 7      Mar-94            1      203,617,610       6.7% (7/96)       15.9% (1/96-7/96)
                                                      (Yen Denominated)
                 Account 8      Apr-92   N/A-Closed       N/A-Closed      11.7% (5/92)       11.7% (4/92-5/92)

                 Account 9      Feb-92   N/A-Closed       N/A-Closed      11.5% (2/92)       11.5% (2/92-2/92)

                 Account 10     Mar-94   N/A-Closed       N/A-Closed       5.4% (5/94)       10.5% (4/94-12/94*)

                 Account 11     Nov-93   N/A-Closed       N/A-Closed       9.0% (8/95)       18.8% (4/95-8/95*)

                 Account 12     Nov-93   N/A-Closed       N/A-Closed       6.3% (5/94)       16.5% (4/94-1/95*)

                 Account 13     Dec-92   N/A-Closed       N/A-Closed       4.9% (7/95)       15.8% (12/93-1/95)

                 Account 14     Jan-93   N/A-Closed       N/A-Closed       6.2% (7/95)       15.8% (4/95-12/95*)

                 Account 15     Apr-93   N/A-Closed       N/A-Closed       5.8% (5/94)       19.9% (11/93-9/94*)

                 Account 16     Jan-94   N/A-Closed       N/A-Closed       5.5% (5/94)       11.0% (4/94-8/94*)

                 Account 17     Dec-92   N/A-Closed       N/A-Closed       6.0% (7/95)       12.4% (4/95-10/95*)

                 Account 18     Mar-94   N/A-Closed       N/A-Closed       6.2% (7/95)       18.5% (4/95-4/96*)

                 Account 19     Dec-94   N/A-Closed       N/A-Closed       6.6% (7/95)       21.1% (4/95-4/96*)

                 Account 20     Jun-94   N/A-Closed       N/A-Closed       5.1% (7/94)       10.4% (6/94-11/94*)

                 Account 21     Jun-94   N/A-Closed       N/A-Closed       3.6% (7/94)        9.9% (6/94-1/95)

                 Account 22     Apr-94   N/A-Closed       N/A-Closed       4.7% (5/94)        7.0% (4/94-9/94*)

                 Account 23     Mar-94   N/A-Closed       N/A-Closed       6.3% (5/94)       11.0% (4/94-9/94*)

                 Account 24     Apr-94   N/A-Closed       N/A-Closed       9.1% (5/94)       12.9% (4/94-9/94*)

                 Account 25     Apr-93   N/A-Closed       N/A-Closed       6.1% (5/94)       17.9% (11/93-12/94*)

                 Account 26     Sep-93   N/A-Closed       N/A-Closed       6.0% (5/94)       14.1% (4/94-12/94*)

=====================================================================================================================

                              Table A-2 (Continued)
                     Other Trading Programs Directed by JWH
              For the Period January 1992 Through December 31, 1996

================================================================================
                                          Percentage Rate of Return
                                   (Computed on a Compounded Monthly Basis)

         Name of Program         1996      1995      1994      1993      1992
--------------------------------------------------------------------------------
Yen Financial Portfolio:     ------------(See Account Detail Below)-------------
--------------------------------------------------------------------------------
                 Account 1       (8.5)     20.6     (13.0)     76.4      20.1
                            (12 Months)                             (12 Months)
                 Account 2       (9.9)     21.0      (8.8)     71.4         -
                            (12 Months)                   (12 Months)
                 Account 3      (10.9)     22.4      (7.5)        -         -
                            (12 Months)         (12 Months)
                 Account 4       (0.6)     24.2      (1.6)        -         -
                            (12 Months)          (7 Months)
                 Account 5       (6.0)     21.1      (4.3)        -         -
                            (12 Months)          (5 Months)
                 Account 6      (13.5)     13.2         -         -         -
                            (12 Months)(12 Months)
                 Account 7        7.8      28.1     (11.2)        -         -
                            (12 Months)         (10 Months)
                 Account 8         -         -         -       62.6      27.0
                                                           (9 Months)(9 Months)
                 Account 9         -         -         -          -      32.7
                                                                    (11 Months)
                 Account 10        -         -       (7.4)        -         -
                                                (10 Months)
                 Account 11        -       20.0     (13.4)      5.2         -
                                        (8 Months)         (2 Months)
                 Account 12        -       (0.6)    (15.0)      4.8         -
                                        (1 Month)          (2 Months)
                 Account 13       (4.1)    31.4     (14.1)     69.2       0.1
                              (3 Months)                              (1 Month)
                 Account 14        -       10.9      (4.1)     43.6         -
                                       (12 Months)        (12 Months)
                 Account 15        -         -      (19.0)     25.3         -
                                                 (9 Months)(9 Months)
                 Account 16        -         -       (6.7)        -         -
                                                 (8 Months)
                 Account 17       0.3      26.6      (5.1)     73.9      (1.0)
                              (1 Month)                               (1 Month)
                 Account 18      (6.3)     18.5     (10.1)        -         -
                              (4 Months)        (10 Months)
                 Account 19      (7.8)     18.3       0.2         -         -
                              (4 Months)         (1 Month)
                 Account 20        -         -       (7.9)        -         -
                                                 (7 Months)
                 Account 21        -       48.1      (6.6)        -         -
                                       (3 Months)(7 Months)
                 Account 22        -         -       (4.6)        -         -
                                                 (6 Months)
                 Account 23        -         -       (9.7)        -         -
                                                 (7 Months)
                 Account 24        -         -       (9.8)        -         -
                                                 (6 Months)
                 Account 25        -         -      (16.6)     26.5         -
                                                (12 Months)(9 Months)
                 Account 26        -         -      (12.4)      3.2         -
                                                (12 Months)(3 Months)
================================================================================

----------------------------------
Notes follow Table A-3

        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-3
                    Other Trading Programs Directed by JWHII
                For the Period January 1992 Through July 31, 1995

==================================================================================================
                                Inception    Number                                 Largest
                                  of           of     Aggregate     Largest         Peak-to-
                                Trading       Open      Assets      Monthly         Valley
         Name of Program        Program     Accounts  in Program   Draw-Down       Draw-Down
--------------------------------------------------------------------------------------------------
Financial and Metals Portfolio   Sep-91   N/A-Closed  N/A-Closed  16.6% (1/92) 34.4% (12/91-5/92)

         TM
InterRate                        Feb-92   N/A-Closed  N/A-Closed   9.3% (9/92) 20.6% (8/92-11/93*)

==================================================================================================

                                    Table A-3
                    Other Trading Programs Directed by JWHII
                For the Period January 1992 Through July 31, 1995

===========================================================================
                                         Percentage Rate of Return
                                         (Computed on a Compounded
                                               Monthly Basis)
         Name of Program          1995       1994        1993        1992

---------------------------------------------------------------------------
Financial and Metals Portfolio    30.3      (0.8)         46.1       (4.0)
                                (7 Months)
         TM
InterRate                           -         -           (9.9)       2.8
                                                     (11 Months) (11 Months)
===========================================================================

-----------------------
Notes follow Table





        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                  JWH AND JWHII

                          Notes to Performance Summary

                       NOTES TO TABLES A, A-1, A-2 AND A-3

          (a) "Draw-Down" is defined as losses experienced by any account in a program over a specified period of time.

          (b) "Largest Monthly Draw-Down" within the past five years is the largest monthly loss experienced by any single account in the relevant investment program in any calendar month covered by the capsule. "Loss" for these purposes is calculated on the basis of the loss experienced by the individual account, expressed as a percentage of total equity (including "notional" equity) in the account. Largest monthly draw-down information includes the month and year of such draw-down.

           (c) "Largest Peak-to-Valley Draw-Down" is the largest percentage decline by any single account in the relevant investment program (after eliminating the effect of additions and withdrawals) during the period covered by the capsule from any month-end net asset value, without such month-end net asset value being equaled or exceeded as of a subsequent month end by the individual account, expressed as a percentage of total equity (including "notional" equity) in the account. In the case where the General Partner noted that the program is in a current draw-down, or was in a current draw-down when the trading program closed, the month of the lowest net asset value of such draw-down is disclosed followed by an asterisk(*).

           (d) "Annual (or Period) Rate of Return" is calculated by compounding the Adjusted ROR (as described below) over the months in a given year, i.e., each Adjusted ROR, in hundredths, is added to one (1) and the result is multiplied by the subsequent Adjusted ROR similarly expressed. One is then subtracted from the product and the result is multiplied by one hundred (100). The Compound Average Annual Rate of Return is similarly calculated except that before subtracting one (1) from the product, the product is exponentially changed by the factor of one (1) divided by the number of years in the performance summary and then one (1) is subtracted. The Compound Average Annual Rate of Return appears on Tables A and A-1.

           Adjusted rate of return ("Adjusted ROR") is calculated by dividing net performance by the sum of beginning equity plus additions minus withdrawals. For such purposes, all additions and withdrawals are effectively treated as if they had been made on the first of the month even if, in fact, they occurred later, unless, beginning in 1991, they are material to the performance of a program, in which case they are time-weighted. If time weighting is materially misleading, then the Only Accounts Traded method is utilized.

Additional Notes to all Performance Records

          An investor should note that in a presentation of past performance data, different accounts, even though they are traded according to the same investment program, can have varying performance results. The reasons for this include numerous material differences among accounts including: (a) procedures governing the timing for the commencement of trading and the method of moving toward full portfolio commitment for new accounts; (b) the period during which accounts are active; (c) trading size to equity ratio resulting from the procedures for the commencement of trading and appropriate means of moving toward full portfolio commitment of new accounts and capital;
(d) the size of the account, which can influence the size of positions taken and restrict the account from participating in all markets available to an investment program; (e) the amount of interest income earned by an account, which will depend on the rates paid by an FCM on equity deposits and/or on the portion of an account invested in interest-bearing obligations such as U.S. Treasury bills; (f) the amount of management and incentive fees paid to JWH and the amount of brokerage commissions paid which will vary and will depend on the fees negotiated with the broker; (g) the timing of orders to open or close positions; (h) the market conditions, which in part determine the quality of trade executions; (i) trading restrictions of the client including futures versus forwards contracts and contract months; (j) variations in fill prices; and (k) the timing of additions and withdrawals.

           For the purpose of determining whether there exist material differences among accounts traded pursuant to the same trading program, JWH utilizes the method describe herein. The gross trading performance of each JWH investment program and each individual JWH account within the relevant program is reviewed and the following parameters established by the Division of Trading and Markets of the CFTC are calculated: (i) if the arithmetic average of two percentages is greater than 10 percentage points and the difference between the two is less than 10% of their average; (ii) if the arithmetic average of the two percentages is greater than 5 points but less than 10 points and the difference between the two is 1.5 percentage points or less; and (iii) if the arithmetic average of the two percentages is less than 5 points and the difference between the two is 1.0 percentage point or less. If one of the parameters (i)-(iii) is satisfied in the review, then the results within the designated range are deemed "materially the same" or "not materially different". The parameters (i) - (iii) determine if differences between accounts are materially different. JWH further evaluates performance on a gross trading basis for materiality in an overall context each JWH investment program and each individual JWH account within the relevant program not satisfying the above parameters whether any material differences that are detected could be misleading after review of the reasons for the differences.

           During the periods covered by the following performance records, and particularly since 1989, JWH increased and decreased leverage in certain markets and entire trading programs, and also altered the composition of the markets and contracts that it traded for certain programs. In general, before 1993 JWH programs used greater leverage than they currently do. In addition, the subjective aspects listed under "The Advisor Trading Techniques" section have been utilized more often in recent years and therefore may have had a more pronounced effect on performance results during recent periods. The investment program used (although all accounts may be traded in accordance with the same approach such approach may be modified periodically as a result of ongoing research and development by JWH) may have an effect on performance results. In reviewing the JWH performance records, prospective investors should bear in mind the possible effects of these variations on rates of return and the application of JWH's trading methods.

           The composite rates of return indicated should not be taken as representative of any rate of return actually achieved by any of the accounts represented in the tables. Investors are further cautioned that the data set forth in the performance tables is not indicative of any results which may be attained by JWH in the future, since past results are not necessarily indicative of future results. The following notes are an integral part of these performance summaries. JWH has decreased leverage in certain markets and entire trading programs on several occasions over the last five years. These actions have reduced the volatility of certain trading programs when compared to the volatility prior to the decreases in leverage. While historical returns represent actual performance achieved, investors should be aware that the degree of leverage currently utilized may be significantly different from that used during previous time periods.

           Prior to December 1991 for JWH and July 1992 for JWHII, performance tables are presented on a cash basis except as otherwise stated in the footnotes to the tables. The recording of items on a cash basis should not, for most months, be materially different from presenting such rates of return on an accrual basis. Any differences in the monthly rates of return between the two methods would be immaterial to the overall performance presented.

           Beginning with the change to the accrual basis of accounting for incentive fees in December 1991 for JWH and July 1992 for JWHII, the net effect to monthly net performance and the rate of return in the capsule performance records of continuing to record interest income, management fees, commissions and other expenses on a cash basis is materially equivalent to the full accrual basis. In July 1992, JWH began reflecting all items of net performance on an accrual basis for the G-7 Currency Portfolio Composite Capsule Performance Record and in January 1993 for the International Currency and Bond Portfolio Composite Capsule Performance Record.

           Due to the commencement of trading in July 1996 of a new multi-program fund managed by JWH, JWH developed a new method for treating the accrual of incentive fees for the multi-advisor funds and multi-program accounts it manages. For these accounts, JWH agreed that it would earn incentive fees only when overall fund performance for multi-advisor funds, or overall JWH performance for multi-program accounts, as the case may be, is profitable. As applied, this new method presents incentive fees due for each program on a stand-alone basis - in essence, to reflect the performance results that would have been experienced by an investor in that program, regardless of any external business arrangements (such as a multi-advisor structure or the use of multiple JWH programs) that might have affected actual incentive fees paid. The new method was applied initially to August 1996 performance. In that month, a one-time adjustment to performance rate of return was made to each affected program to show the impact of this adjustment from program inception through August 1996. In the case of certain programs, the adjustment had a material (i.e., greater than 10%) impact on the rate of return that otherwise would have been shown. In the case of accounts that closed before JWH received an incentive fee due to the operation of such netting arrangements, a balancing entry was made to offset the effect of incentive fee accrual on ending equity.

           Advisory fees vary among accounts in the case of all programs. Management fees vary from 0% to 6% of assets under management; incentive fees vary from 0% to 25% of profits. Such variations in advisory fees may have a material impact on the performance of an account from time to time.

           InterRate(TM) was qualitatively different from the other JWH programs with respect to: (a) fees charged; (b) length of time for which positions were held; (c) positions taken; (d) leverage used; and (e) rate of return objectives.

Additional Footnote to the Global Diversified Portfolio Composite Track Record and JWHII InterRate(TM) Performance Summaries Utilizing the Fully-Funded Subset Method (the "Summaries"):

           The level of Actual Funds in the accounts that make up the Summaries currently requires additional disclosure. Actual Funds are the amount of margin-qualifying assets on deposit. Nominal Account Size is a dollar amount which clients have agreed to in writing and which determines the level of trading in the account regardless of the amount of Actual Funds. Notional Funds are the amount by which the Nominal Account Size exceeds the amount of Actual Funds. The amount of notional equity in the accounts that compose the Summaries requires additional disclosure under current CFTC policy. The Summaries include notional equity in excess of the 10% disclosure threshold established by the CFTC and reflect the adoption of a method of presenting rate-of-return and performance disclosure authorized by the CFTC, referred to as the Fully Funded Subset method. This method permits notional and fully funded accounts to be included in a single performance record.

           To qualify for use of the Fully Funded Subset method, the Advisory requires that certain computations by made in order to arrive at the Fully Funded Subset, and that the accounts for which performance is so reported meet two tests which are designed to provide assurance that the Fully Funded Subset and the resultant Adjusted Rates of Return are representative of the programs.

           These computations have been performed for the Global Diversified Portfolio from January 1, 1992 through June 30, 1996, and for JWHII InterRate(TM), from its inception to its close. They were designed to provide assurance that the performance presented to the Summaries and calculated on a Fully Funded Subset basis would be representative of such performance calculated on a basis which includes notional equity in Beginning Equity. The Adjusted Rates of Return in the Records are Calculated by dividing Net Performance by the sum of Beginning Equity plus Additions minus Withdrawals. JWH and JWHII believe that this method yields substantially the same adjusted rates of return as would the Fully Funded Subset method were there any "fully funded" accounts, and that the Adjusted Rates of Return for the Records are representative of the programs for the periods presented.

           Rates of return determined on the basis of Beginning Equity (Actual Funds) can be calculated from the Adjusted Rates of Return by dividing such Adjusted Rates of Return by a fraction, the numerator of which is Beginning
Equity  (Actual  Funds)  and the  denominator  of  which  is  Beginning  Equity.
Alternatively,  these  rates  of  return  can  be  calculated  by  dividing  Net
Performance of Beginning Equity (Actual Funds). As an example, in the Global Diversified Portfolio for the month of August 1992, the Adjusted Rate of Return was 6.1 percent; an account which had 50 percent Actual Funds would have had an Adjusted Rate of Return of 12.2 percent (6.1%/50%)

Additional   Notes  for  the   Financial   and   Metals   Portfolio
Composite Performance Summary

           In May 1992, 35 percent of the assets in the Financial Metals Portfolio was deleveraged 50 percent at the request of a client. The deleveraging materially affected the rates of return in JWH's performance records. The 1992 annual rate of return for these deleveraged accounts was negative 24.3 percent. The 1992 annual rate of return for the Financial and Metals Portfolio Composite Performance Summary was negative 10.9 percent. If these accounts had been excluded from the Financial and Metals Portfolio Composite Performance Summary, the 1992 annual rate of return would have been negative 3.9 percent. The effect of this deleveraging was eliminated in September 1992.

           Additionally, the Financial and Metals Portfolio Composite Performance Record includes the performance of several accounts that do not participate in global markets due to their smaller account equities which do not meet the minimums established for this program. Accounts not meeting such minimums can experience performance materially different than the performance of an account which meets the minimum account size. The performance of such accounts has no material effect on the overall Financial Metals Portfolio Composite Performance Summary.

           In May 1991 and March 1992, respectively, two proprietary accounts began trading in the Financial and Metals Portfolio. Both accounts are included in the performance information from their inception until August 1995. The maximum percentage of proprietary funds during this time frame was less than 0.5% and had no material impact on the rate of return.

Additional Note for Yen Financial Portfolio  Composite  Performance
Summaries

           The Yen   Financial   Portfolio  is  traded  from  the  Japanese  yen
perspective. Accounts may be opened with either U.S. dollars or Japanese yen deposits. Accounts originally opening with U.S. dollars establish additional interbank positions in Japanese yen in an effort to enable such accounts to generate returns similar to returns generated by accounts with yen-denominated balances. Over time, as profits and losses are recognized in yen-denominated Japanese markets, accounts may hold varying levels of U.S. dollars and Japanese yen. Additionally, the interbank position is adjusted periodically to reflect the actual portions of the account balances remaining in U.S. dollars. Because performance may be affected by fluctuations in the dollar/yen conversion rate, and investors may open accounts with either U.S. dollars or Japanese yen deposits, performance records from the perspective of both denominations are presented.

           Accordingly, as the equity mix between U.S. dollars and Japanese yen varies, performance from each perspective will also vary. Investors should be aware that their individual account performance may differ from the composite performance records presented in relation to the perspective of their base currency. Such differences arise from exchange rate movements, percentage of account balances held in yen, and fee arrangements.

Additional Note for Global Financial Portfolio Composite Performance Summary

      Since the inception of the Global Financial Portfolio, the timing of individual account openings has had a material impact on compounded rates of return. Based on the account startup methodology used by JWH, the performance of individual accounts composing the Global Financial Portfolio Composite
Performance Summary has varied. In 1994, the two accounts that were open generated separate rates of return of -44% and -17%. For the period January 1995 through June 1995, the three open accounts achieved separate rates of return of 101%, 75% and 67%, with annual rates of return for 1995 of 122%, 92% and 78% respectively. As of June 1995, these accounts now maintain mature positions and are performing consistently with each other.

Additional Note to the Capsule Performance of the Original Investment Program, the Global Financial Portfolio, the International Currency and Bond Portfolio, the G-7 Currency Portfolio, the Yen Financial Portfolio and the Global Diversified Portfolio

           The performance capsules for the above mentioned programs each presently include one proprietary account trading or which has been traded pursuant to an investment in a fund. These proprietary accounts have been traded in exactly the same manner that client funds would be traded, and are subject to all of the same fees and expenses that would be charged to a client investment in the fund. Therefore, there is no material impact on the rates of return presented.

Millburn Ridgefield Corporation

Principals (page 66)

          Mr. George E. Crapple is also a member of the Board of Directors of each of the National Futures Association and the Managed Futures Association.

          Mr. Barry Goodman is also a partner of ShareIn Vest Research L.P., an affiliate of the General Partner which manages portfolios of U.S. small capitalization growth stocks. He joined Millburn in 1982 as Assistant Director of Trading.

          Mr. Grant N. Smith is also a partner of ShareIn Vest Research L.P.

          Mr. Mark B.  Fitzsimmons  is also a partner of ShareIn  Vest  Research
L.P.

          Mr. Dennis B. Newton is now Senior Vice President of Millburn.

          Mr. Malcolm H. Wiener is also a Director of Millburn and The Millburn Corporation.

Diversified Portfolio (page 67)

          Millburn trades a broadly diversified portfolio of approximately fifty markets in the following six sectors: currencies, precious and industrial metals, debt instruments, stock indices, agricultural commodities and energy. The following table depicts the respective approximate market sector weightings of the World Resource version of the Original and World Resource versions of the Diversified Portfolio as of January 1997:

            Currencies and Financials                Non-Financials
        ---------------------------------  -----------------------------------
                   Interest  Stock
        Currencies   Rates  Indices Total   Energy  Agricultural Metals  Total
Original    38%       21%     10%    69%      11%       10%        10%     31%
World       19%       19%     11%    49%      18%       18%        15%     51%
Resource

Past Performance

          Table A represents the composite performance record of Millburn's World Resource version of the Diversified Portfolio for the period January 1995 through December 1996.

          Table A-1 represents the composite capsule performance results of all other trading programs directed by Millburn for the time periods indicated.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     Table A
                         Millburn Ridgefield Corporation
               World Resource Version of the Diversified Portfolio
                   September 1, 1995 Through December 31, 1996

================================================================================
                                           Percentage monthly rate of return
                                        (computed on a compounded monthly basis)
--------------------------------------------------------------------------------

                                                               1996       1995
--------------------------------------------------------------------------------
January.......................................................(0.52)........-
February.....................................................(12.20)........-
March..........................................................3.18.........-
April..........................................................2.87.........-
May...........................................................(8.29)........-
June...........................................................7.15.........-
July..........................................................(0.61)........-
August.........................................................1.53.........-
September......................................................3.97......(6.62)
October........................................................8.15......(1.92)
November.......................................................4.21.......0.93
December.......................................................0.57......16.05

Annual (or Period) Rate of Return..............................8.33%......7.28%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Inception of Client Account Trading by CTA:        February 1971
Inception of Client Account Trading in Program:    September 1995
Number of Open Accounts as of December 31, 1996:            5
Aggregate Assets in all Programs:                $557,439,769 (12/96)
Aggregate Assets in Program:                      $89,364,706 (12/96)

Largest Monthly Draw-Down:                             12.20% (2/96)
Largest Peak-to-Valley Draw-Down:                      14.98% (12/95-5/96)

================================================================================

---------------------
Notes follow Table A-1






       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    Table A-1
                         Millburn Ridgefield Corporation
                   Other Trading Programs Directed by Millburn
              For the Period January 1992 Through December 31, 1996

====================================================================================================================================
                                          Inception     Number                                                Largest
                                          of Client       of     Aggregate Assets        Largest              Peak-to-
                                          Trading in     Open       in Program           Monthly               Valley
             Name of Program               Program     Accounts  December 31, 1996      Draw-Down            Draw-Down
------------------------------------------------------------------------------------------------------------------------------------
Diversified Portfolio                         Feb-71       10      $174,922,281        11.05% (2/96)      11.59% (1/96-4/96)


Global Program-Normal Leverage                Nov-89        4      $201,514,502        9.04% (1/94)       13.50% (6/94-1/95)


Global Program-High Leverage                  Jul-93        4       $28,097,151        12.93% (1/94)      20.00% (6/94-1/95)


Currency Program-Normal Leverage              Nov-89        7       $50,661,894        9.35% (8/93)       25.49% (9/92-1/95)


Currency Program-High Leverage                Jul-93        1       $12,879,235        13.10% (8/93)      29.75% (7/93-1/95)




====================================================================================================================================

                                    Table A-1
                         Millburn Ridgefield Corporation
                   Other Trading Programs Directed by Millburn
              For the Period January 1992 Through December 31, 1996
=====================================================================================================================
                                                                          Percentage Rate of Return
                                                                  (Computed on a Compounded Monthly Basis)

             Name of Program                               1996         1995          1994         1993         1992
---------------------------------------------------------------------------------------------------------------------
Diversified Portfolio                                      17.29        32.82         11.78        10.90        17.31
                                                       (12 Months)

Global Program-Normal Leverage                             11.38        25.76         (5.24)        9.10         9.66
                                                       (12 Months)

Global Program-High Leverage                               11.15        32.15         (9.03)        9.34          -
                                                       (12 Months)                              (6 Months)

Currency Program-Normal Leverage                           11.32        18.88         (7.90)      (13.00)       12.47
                                                       (12 Months)

Currency Program-High Leverage                             16.36        25.15        (21.29)      (11.10)         -
                                                       (12 Months)                              (6 Months)



======================================================================================================================

------------------
Notes follow Table


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    MILLBURN

                            NOTES TO TABLES A AND A-1

          (a) "Draw-Down" is defined as losses experienced by a program over a specified period of time.

          (b) "Largest Monthly Draw-Down" is the largest monthly loss experienced by the program on a composite basis in any calendar month expressed as a percentage of the total equity in the program and includes the month and year of such draw-down. Individual accounts may have experienced larger monthly draw-downs.

          (c) "Largest Peak-to-Valley Draw-Down" is the greatest cumulative percentage decline in month-end net asset value (regardless of whether it is continuous) due to losses sustained by the trading program during a period in which the initial composite month-end net asset value of such peak-to-valley draw-down has not been equal to or greater than any subsequent month's composite ending net asset value and indicates the month(s) and year(s) in which of such decline from the initial month-end net asset value to the lowest month-end net asset value of such decline. In the case where the program is in a current draw-down, or was in a draw-down when the trading program closed, the month of the lowest net asset value of such draw-down is disclosed followed by an asterisk (*).

          For purposes of the Largest Peak-to-Valley draw-down calculation, any draw-down which began prior to the beginning of the most recent five calendar year period is deemed to have occurred during such five calendar year period. Individual accounts may have experienced larger peak-to-valley draw-downs.

          (d) "Annual (or Period) Rate of Return" is calculated by compounding the Monthly ROR (as described below) over the months in a given year, i.e., each Monthly ROR, in hundredths, is added to one (1) and the result is multiplied by the subsequent Monthly ROR similarly expressed. One is then subtracted from the product and the result is multiplied by one hundred (100).

          Monthly rate of return ("Monthly ROR") is calculated by dividing net profit (loss) for the month by that month's starting equity. If there were additions or withdrawals during a month which, when included in the starting equity figure used to calculate Monthly ROR, increased or decreased the Monthly ROR by 10% or more from the Monthly ROR calculated without including the additions or withdrawals in starting equity, Monthly ROR was calculated by dividing net profit (loss) by starting equity plus additions, minus withdrawals.